                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 14, 2012

                            INDEPENDENCE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54323                  20-3866475
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

3020 Old Ranch Parkway, Suite 300, Seal Beach, CA                   90740
   (Address of principal executive offices)                      (Zip Code)

                                 (562) 799-5588
              (Registrant's telephone number, including area code)

                                       n/a
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

In accordance  with board  approval,  we filed a Certificate  of Change with the
Nevada  Secretary of State to give effect to a forward  split of our  authorized and issued and outstanding  shares of common stock on a five (5) new for one (1)
old basis, such that our authorized capital will be increased from 75,000,000 to
375,000,000  shares  of  common  stock  and,  correspondingly,  our  issued  and outstanding  shares  of  common  stock  will be  increased  from  24,360,831  to
121,804,155 shares of common stock, all with a par value of $0.001.

The forward split is currently in review with the Financial Industry  Regulatory
Authority  ("FINRA").  We will  announce the  completion of FINRA review and the effectiveness  of these changes on the market by filing a Current Report on Form
8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

3.1       Certificate of Change filed with the Nevada Secretary of State on
          June 14, 2012.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

INDEPENDENCE ENERGY CORP.

/s/ Gregory C. Rotelli
----------------------------------
Gregory C. Rotelli
President and Director

Date: June 15, 2012

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